EXHIBIT 10.4

                           COMMERCIAL PROMISSORY NOTE

$64,000                                                  Dated: April 12, 2006

         FOR VALUE RECEIVED, the undersigned, Sun River Energy, Inc., a Colorado corporation (hereinafter "Maker"), promises to pay to Nova Leasing, Inc. at such other place as the Holder may designate in writing, the principal sum of SIXTY-FOUR THOUSAND DOLLARS ($64,000), together with interest at 6% thereon, due within 90 days.

         Maker has the right to prepay this Note in whole or in part at any time during the term of this Note without premium or penalty.

         In event Maker shall (i) default in the performance of any of the obligations, covenants or agreements legally imposed by the terms of this Note, or (ii) apply for or consent in writing to the appointment of a receiver, trustee, or liquidator of Maker or (iii) file a voluntary petition in bankruptcy, or admit in writing Maker's inability to pay Maker's debts as they come due, or (iv) make general assignments for the benefit of creditors, or (v) file a petition or answer seeking reorganization or rearrangement with creditors or taking advantage of any insolvency law, or (vi) file an answer admitting the material allegations of a petition filed against Maker in any bankruptcy, reorganization, insolvency or similar proceedings, at the option of the Holder, the whole indebtedness evidenced hereby may be declared due and payable whereupon the entire unpaid principal balance of this Note and all interest accrued thereon from last payment date at 12% per annum shall thereupon at once mature and become due and payable without presentment or demand for payment or notice of the intent to exercise such option or notice of the exercise of such option by the Holder, or notice of any kind, all of which are hereby expressly waived by Maker and may be collected by suit or other legal proceedings.

         If all or any part of the amount of this Note be declared due in accordance with the other provisions hereof, or if any installment herein provided is not paid when due, the principal balance as the case may be, shall bear interest at the lesser of (i) twelve percent (12%) per annum, or (ii) the Maximum Rate allowed under applicable law until paid in full or until the Note is reinstated. Notice of Default shall be given, in writing, to Maker, after five days after occurrence of default. Maker shall have 10 days after written Notice of Default, within which to cure the default plus interest at default rate, legal fees and costs incurred.

         Except as otherwise provided herein, the undersigned and all sureties, guarantors and endorsers of this Note severally waive all notices, demands, presentments for payment, notices of non-payment, notice of intention to accelerate the maturity, notices of acceleration, notices of dishonor, protest and notice of protest, diligence in collecting or bringing suit as to this Note and as to each, every and all installments hereof and all obligations hereunder and against any party hereto and to the application of any payment on this obligation, or as an offset hereto, and agree to all extensions, renewals, partial payments, substitutions or evidence of indebtedness and the taking, release or substitution of all or any part of the security or the release of any party liable hereon with or without notice before or after maturity.

         It is the intention of the parties hereto to comply with the usury laws applicable to this loan if any, accordingly it is agreed that notwithstanding any provision to the contrary in this Note or in any of the documents securing payment hereof no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest is provided for, contracted for, charged for or received, then the provisions of this paragraph shall govern and control and neither the Maker hereof nor any other party liable for the payment hereof shall be obligated to pay the amount of such excess interest. Any such excess interest which may have been collected shall be, at the Holder's option, either applied as a credit against the then unpaid principal amount hereof or refunded to Maker. The


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effective  rate of interest shall be  automatically  subject to reduction to the maximum lawful contract rate allowed under the usury laws as now or hereafter construed. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged for, or received under this Note which are made for the purposes of determining whether such rate exceeds the maximum lawful rate, shall be made, to the extent permitted by law, by amortizing, prorating, allocating and spreading in equal parts during the full stated term of this Note, all interest contracted for, charged for or received from the Maker or otherwise by the Note Holder.

         In the event this Note is placed in the hands of an attorney for collection (whether or not suit is filed), or in the event it is collected by suit or through bankruptcy, probate, receivership or other legal proceedings (including foreclosure), the undersigned hereby agrees to pay to the Holder as attorney's fees a reasonable amount in addition to the principal and interest then due hereon, and all other costs of collection.

         IN WITNESS WHEREOF, Maker has fully executed this Note as of the date first above written.

                                                          SUN RIVER ENERGY, INC.
                                                          a Colorado Corporation

Corporate Seal
                                                      by:_______________________
                                                        President

                                                    Attest:

                                                    by:_________________________
                                                        Secretary